                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 1, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                 84-1032638
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri      64116
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code     (816) 584-5000
                                                         -----------------------
                           Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On October 1, 2005,  American Italian Pasta Company (the "Company") entered into a  Severance  Agreement  (the  "Severance  Agreement")  with  Walt  George,
Executive Vice President - Operations and Supply Chain. Mr. George's  employment agreement  with the Company  expired on September  30, 2005,  and the  Severance
Agreement repeats and continues certain provisions of the employment agreement.

     Under the terms of the Severance  Agreement,  Mr. George agreed that during his  employment  and  for a  period  of  18  months  after  any  termination  of employment,  he will not  compete  with the Company  nor  solicit  employees  or customers of the Company.  Mr. George also agreed to hold  confidential  certain information of the Company.

     The  Severance  Agreement  provides that if Mr. George is terminated by the
Company  without cause (as defined in the Severance  Agreement) or if he resigns for good reason (as defined in the Severance Agreement), the Company will pay to
Mr. George severance in the amount of (1) unpaid base salary and earned bonus as of the termination date, and (2) continuation of base salary for 12 months after the termination date. In addition,  if at the date of termination Mr. George has been  employed  for 10  consecutive  years,  he will be paid 50% of the prorated bonus he would have been entitled to if employed  through the bonus period.  Mr.
George shall also be entitled to participate for 18 months after  termination in
Company health, medical and other benefit plans.  Participation shall cease when
Mr. George becomes  eligible for comparable  programs of a subsequent  employer.
All severance  obligations  are conditioned on compliance by Mr. George with his non-competition, non-solicitation and confidentiality obligations.

     A copy of the Severance  Agreement is hereby  incorporated by reference and attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

     10.1 Severance  Agreement between the Company and Walt George dated October
          1, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: October 6, 2005             AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

     10.1           Severance  Agreement  between  the  Company  and Walt George dated October 1, 2005.